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                            SHARE PURCHASE AGREEMENT

                                 BY AND BETWEEN

                   PARTHANON INVESTMENT CORPORATION, AS BUYER

                                       AND

                   ASIA MEDIA COMMUNICATIONS, LTD., AS SELLER,

                          ----------------------------

                                SEPTEMBER 1, 1997

                          -----------------------------






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     SHARE PURCHASE AGREEMENT, dated as of September 1, 1997, by and between
Parthanon Investment Corporation, a corporation formed under the laws of the Turks and Caicos ("Buyer"), and Asia Media Communications, Ltd., a Nevada corporation (the "Seller").

                              W I T N E S S E T H :

     WHEREAS, Buyer desires to purchase 100 common shares, par value $1.00 per share (collectively, the "Shares"), of AMC International Holdings, Ltd., a British Virgin Islands corporation (the "Company"), from the Seller, and the Seller desires to sell the Shares to Buyer, effective as of December 31, 1996 (the "Effective Date"),

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representatives and warranties contained herein, the parties hereto do hereby agree as follows:

     1. TRANSFER OF SHARES, CONSIDERATION AND OTHER MATTERS

     1.1 Transfer of Shares. Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer hereby purchases and acquires from Seller, effective as of the Effective Date, good and marketable title to the Shares, free and clear of all mortgages, liens, encumbrances, claims, equities and obligations to other persons of every kind and character. The Shares constitute all of the issued and outstanding common shares of the Company on the date hereof. Simultaneously herewith, Seller is delivering to Buyer a certificate duly endorsed for transfer or accompanied by a duly executed stock power in blank, together with such other documents or instruments, if any, as may be necessary to convey the Shares to Buyer as provided herein.

     1.2 Consideration. The purchase price for the Shares purchased by Buyer is $10.00 payable to Seller on the date hereof. In addition, Buyer hereby agrees to assume, effective as of the Effective Date, the liabilities of Seller under that certain Share Acquisition Agreement, dated December 31, 1996 (the "IPC Agreement"), among Seller, the Company and IPC Corporation Ltd., a Singaporean corporation ("IPC"), pursuant to which the Company acquired all of the issued and outstanding capital stock of IPC (Corporation) Pty. Ltd., an Australian corporation ("IPC Australia"), from IPC effective as of January 1, 1996.

     2. REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents, warrants and covenants to and with Buyer as an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby as follows:

     2.1 Authorization of Agreement. Seller is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has full power and authority to own its properties and to carry on its business as now being or as heretofore conducted. Seller has the corporate power and authority to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform its covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by Seller (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute a valid and legally binding obligation of Seller, in each case enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect






                                       2






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creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against Seller under or by virtue of this Agreement or such other agreement or instrument.

     2.2 Ownership of the Shares. Seller is the sole record and beneficial owner of the Shares. Seller owns the Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another and has the absolute right to sell and transfer the Shares to Buyer without the consent of any other person or entity. Upon transfer of the Shares to Buyer hereunder, Buyer will acquire good and marketable title to the Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another.

     2.3 No Seller's Defaults. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or will result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien upon the Shares pursuant to the terms of any contract or agreement to which Seller is a party or by which Seller or any of her assets is bound.

     2.4 Obligations; Authorizations. Seller is not (i) in violation of any judgment, order, injunction, award or decree which is binding on it or any of its assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of the transactions contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to her or her assets, operations or business which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transactions contemplated hereby.

     2.5 Consents. All requisite consents of third parties, including, but not limited to, governmental or other regulatory agencies, federal, state or municipal, required to be received by or on the part of Seller for the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained and are in full force and effect. Seller has fully complied with all conditions of such consents.

     2.6 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is not qualified or licensed to do business as a foreign corporation in any jurisdiction and has not transacted any business since incorporation. The Company does not own or have the right to acquire any assets other than (a) 23,649,999 shares (the "IPC Shares") of the capital stock of IPC Australia, and
(b) an option (the "AMC Option") to acquire shares of Seller's common stock upon exchange of the Company's preference shares. The IPC Shares constitute all of the issued and outstanding capital stock of IPC Australia.

     2.7 Capitalization. The total authorized capital stock of the Company as of the date of this Agreement consists of 49,000 common shares of which 100 common shares, par value $1.00 per share, are issued and outstanding and 1000 preference shares, par value $1.00 per share, of which 25 preference shares are issued and outstanding. The preference shares are entitled to the powers, rights, preferences, privileges and limitations set forth in the resolutions attached hereto as Schedule 2.7. There are no subscriptions, options or other agreements or commitments obligating the Company to issue any shares of its capital stock or securities convertible into its capital stock.




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     2.8 Certificate of Incorporation and By-laws. Annexed hereto as Schedule
2.8 is a true and complete copy of the Memorandum of Association and Articles of Association of the Company as in effect on the date hereof.

     2.9 Officers and Directors. Attached hereto as Schedule 2.9 is a list of the names and titles of all officers and directors of the Company, together with their resignations.

     2.10 Liabilities, etc.. On the date hereof there are no liabilities, debts or obligations of the Company, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for (a) the liabilities of the Company under the IPC Agreement and under a letter agreement, dated April 1, 1997, between the Company and IPC, a true and correct copy of each of which has been furnished to the Buyer, and (b) liabilities incurred in the ordinary course for legal and corporate services fees and expenses that do not exceeed $____________in the aggregate.

     2.11 Actions and Proceedings. The Company is not subject to any outstanding orders, writs, injunctions or decrees of any court or arbitration tribunal or any governmental department, commission, board, agency or instrumentality, domestic or foreign, against, involving or affecting the business, properties or employees of the Company or Seller's right to enter into, execute and perform this Agreement. There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations, including any warranty or product liability claims relating to or arising out of the business, properties or employees of the Company pending or, to the best knowledge of the Seller, threatened against or affecting the Company.

     2.12 Compliance with Laws. The Company has complied in all material respects with all laws, ordinances, regulations and orders applicable to the conduct of its business, including all laws relating to environmental matters, employees and working conditions.

     2.13 Bank Accounts and Credit Cards. As of the date hereof, the Company does not have any bank account, safe deposit box or credit or charge cards.

     3. REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as follows:

     3.1 Organization, Power and Authority. Buyer is a corporation duly organized, existing and in good standing under the laws of the Turks and Caicos and has full power and authority to own its properties and to carry on its business as now being or as heretofore conducted. Buyer has the corporate power and authority to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform its covenants and agreements hereunder and thereunder.

     3.2 Legal and Authorized Transaction; Authority; No Breach. This Agreement, and such other agreement or instrument contemplated by this Agreement, upon execution and delivery by Buyer (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute the legal, valid and binding obligation of Buyer, in each case enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Buyer under or by virtue of this Agreement or such other agreement or instrument. Neither the execution and delivery of this Agreement, or any such other agreement or instrument by Buyer, nor the consummation of the transactions contemplated





                                       4






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hereby or thereby, will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any mortgage, bond, indenture or material agreement to which Buyer is a party or by which Buyer or any of his property or assets may be bound or materially affected, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, Buyer or upon the securities, property or business of Buyer, or (iii) constitute a violation by Buyer of any applicable law or regulation of any jurisdiction as such law or regulation relates to Buyer or to the property or business of Buyer.

     3.3 No Litigation, Etc. There is no material suit, action, or legal, administrative, arbitration or other proceeding or governmental investigation pending or, to Buyer's best knowledge, threatened against, materially affecting or which will materially affect, the business or property of Buyer, or to Buyer's best knowledge does there exist any basis therefor.

     3.4 Investment Intent. Buyer is acquiring the Shares for its own account and is purchasing the Shares for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares except in compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. The Shares acquired by Buyer from Seller are "restricted securities" as that term is defined under Rule 144 of the Act, and any sales of the Shares made in reliance upon Rule 144 can be made only in limited amounts in accordance with the terms and conditions of that Rule and will require an opinion of counsel satisfactory to the Company and Company counsel that registration is not required under the Act or state securities laws.

     3.5 No Reliance. BUYER ACKNOWLEDGES AND AGREES THAT SELLER HAS MADE AND MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY OTHER THAN THOSE SPECIFICALLY SET FORTH IN SECTION 2 HEREOF. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER HAS MADE NO REPRESENTATION OR WARRANTY REGARDING THE CONDITION, FINANCIAL OR OTHERWISE, OF IPC AUSTRALIA. IN ENTERING INTO THIS AGREEMENT AND CARRYING OUT THE TRANSACTION CONTEMPLATED HEREBY, BUYER HAS RELIED UPON ITS OWN INDEPENDENT INVESTIGATION OF IPC AUSTRALIA AND UNDERSTANDS THAT THE LIABILITIES OF IPC AUSTRALIA EXCEED ITS ASSETS AND THAT UNDER THE IPC AGREMEENT AMHL ACQUIRED IPC AUSTRALIA EFFECTIVE AS OF JANUARY 1, 1996.

     4. COVENANTS AND AGREEMENTS OF THE PARTIES.

     4.1 Brokers. Seller and Buyer represent and warrant to the other that each has not employed any broker, finder or similar agent and no person or entity with which each has had any dealings or communications of any kind is entitled to any brokerage, finder's or placement fee or any similar compensation in connection with this Agreement or the transaction contemplated hereby.

     4.2 Expenses. Each of the parties hereto agrees to bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including without limitation, all fees and expenses of agents, representatives, counsel and accountants.

     4.3 Further Assurances. Each of the parties shall execute such documents or other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated in this Agreement.





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     4.4 Certain Matters. Buyer agrees that it will never cause or permit the
Company to issue any preference shares other than the 25 preference shares issued and outstanding on the date hereof. Buyer further agrees to cause the Company as soon as practicable to take such action as may be necessary or appropriate to reduce the total authorized number of preference shares that the Company may issue from 1,000 to 25.

     4.5 Books and Records. Simultaneous with the execution of the Agreement, Seller will deliver or cause to be delivered to Buyer all of the books and records of the Company, including, without limitation, the financial books and records of the Company, and the stock transfer and minute book(s) of the Company.

     5. NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     5.1 Nature of Statements. All statements contained in any Schedule, certificate or other instruments delivered by or on behalf of any party hereto pursuant to this Agreement, shall be deemed representations and warranties by such party.

     5.2 Survival of Representations and Warranties and Indemnities. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby, and the agreements of indemnity for claims set forth in Section 6, 7 and 8 hereof, shall survive the execution and delivery of this Agreement and continue in effect through the first anniversary of this Agreement, and any claims for indemnity with respect thereto, shall continue in effect until the expiration of the applicable statute of limitations. If written notice of a violation or breach of any specified representation, warranty or covenant is given to the party charged with such violation or breach during the applicable period specified herein, such representation, warranty or covenant, and the right to indemnification with respect thereto, shall continue to survive until such matter has been resolved by settlement, litigation (including all appeals related thereto) or otherwise.

     6. INDEMNIFICATION BY SELLER.

     6.1 Claims Against the Company. Seller shall indemnify and hold Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of any claim made against the Company:

          (i) for any broker's or finder's fee or any similar fee, charge or commission incurred by the Company prior to or in connection with this Agreement or the transactions contemplated hereby;

           (ii) for any foreign, Federal, state or local tax of any kind arising out of or by reason of the existence or operations of the Company prior to the date of this Agreement, including, without limitation, any payroll taxes owed by the Company on account of compensation paid to any employee of the Company prior to such date;

          (iii) in respect of any salary, bonus, wages or other compensation of any kind owed by the Company to its employees for services rendered on or prior to the date of this Agreement;

          (iv) for any damages to the environment caused by or arising out of any pollution resulting from or otherwise attributable to the operation of the business of the Company prior to the date of this Agreement;

          (v) in respect of any liability or indebtedness for borrowed money or otherwise incurred on or before the date of this Agreement except as disclosed provided herein.




                                       6





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       (b) Other Matters. Seller shall also indemnify and hold Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by the Seller of any covenant or agreement of the Seller contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Seller herein or in any Schedule, certificate or other instrument delivered by or on behalf of the Seller pursuant hereto, and (ii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

     7. INDEMNIFICATION BY BUYER.

     7.1 Claims Against Seller. Buyer shall indemnify and hold harmless Seller from and against all loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by Buyer of any covenant or agreement of Buyer contained in this Agreement, including the liabilities of Seller expressly assumed hereunder by Buyer, (ii) any breach of warranty or inaccurate or erroneous representation made by Buyer herein or in any certificate or other instrument delivered by or on behalf of Buyer pursuant hereto and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

     8. NOTICE AND OPPORTUNITY TO DEFEND.

     8.1 Participation. Promptly after the receipt by Buyer or Seller of notice of any action, proceeding, claim or potential claim (any of which is hereinafter individually referred to as a "Circumstance") which could give rise to a right to indemnification under this Agreement, such party (the "Indemnified Party") shall give prompt written notice to the party or parties who may become obligated to provide indemnification hereunder (the "Indemnifying Party"). Such notice shall specify in reasonable detail the basis and amount, if ascertainable, of any claim that would be based upon the Circumstance. The failure to give such notice promptly shall relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the Indemnified Party establishes that the Indemnifying Party either had knowledge of the Circumstance or was not prejudiced by the failure to give notice of the Circumstance. The Indemnifying Party shall have the right, at its option, to compromise or defend the claim, at its own expense and by its own counsel, and otherwise control any such matter involving the asserted liability of the Indemnified Party, provided that any such compromise or control shall be subject to obtaining the prior written consent of the Indemnified Party which shall not be unreasonably withheld. An Indemnifying Party shall not be liable for any costs of settlement incurred without the written consent of the Indemnifying Party. If any Indemnifying Party undertakes to compromise or defend any asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of or defense against any such asserted liability. All costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party, provided such costs and expenses have been previously approved by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of an asserted liability.

     9. MISCELLANEOUS

     9.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liabilities hereunder.





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     9.2 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, prepaid telex, cable or telegram and confirmed in writing, or mailed first class, postage prepaid, by registered or certified mail, return receipt requested (mailed notices and notices sent by telex, cable or telegram shall be deemed to have been given on the date sent) as follows:

          (a)       If to Seller, as follows:

                    Asia Media Communications, Ltd.
                    1330 Avenue of the Americas
                    New York, NY 10019

                    Attn.: Edward J. Tobin

          (b)       If to Buyer, as follows:

                    PMB 7 Hibiscus Square
                    Grand Turk
                    Turks and Caicos

or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section 9.2 by any of the parties hereto to the other parties hereto.

     9.3 Waiver; Remedies. No delay on the part of Seller or Buyer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of Sellers or Buyer of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

     9.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings of the parties relating thereto.

     9.5 Amendment. This Agreement may be modified or amended only by written agreement of the parties hereto.

     9.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

     9.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

     9.8 Captions. All section titles or captions contained in this Agreement, in any Schedule referred to herein or in any Exhibit annexed hereto are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.



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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                     BUYER:

                                     PARTHANON INVESTMENT CORPORATION




                                     By:______________________________________

                                     SELLER:

                                     ASIA MEDIA COMMUNICATIONS, LTD.




                                     By:__________________________________
                                                 Edward J. Tobin



                                       9


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NO: 210525
                                     [LOGO]
                                                                    Schedule 2.8

                             British Virgin Islands
                    The International Business Companies Act
                                   (Cap. 291)


                           Memorandum of Association
                                      and
                            Articles of Association
                                       of

                        AMC INTERNATIONAL HOLDINGS, LTD.

                  Incorporated the 24th day of December, 1996.

                           Harney Westwood & Riegels
                               Craigmuir Chambers
                                   Road Town
                                    Tortola
                             British Virgin Islands


                                                                       [SEAL]

                    TERRITORY OF THE BRITISH VIRGIN ISLANDS

                    THE INTERNATIONAL BUSINESS COMPANIES ACT
                                   (CAP 291)

                           MEMORANDUM OF ASSOCIATION
                                       OF
                        AMC INTERNATIONAL HOLDINGS, LTD.

   NAME

1. The name of the Company is AMC International Holdings, Ltd.

   REGISTERED OFFICE

2. The Registered Office of the Company will be at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands.

   REGISTERED AGENT

3. The Registered Agent of the Company will be HWR Services Limited of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola. British Virgin Islands.

   GENERAL OBJECTS AND POWERS

4. (1) The object of the Company is to engage in any act or activity that is not prohibited under any law for the time being in force in the British Virgin Islands;

   (2) The Company may not

       (a) carry on business with persons resident in the British Virgin
           Islands;

       (b) own an interest in real property situate in the British Virgin Islands, other than a lease referred to in paragraph (e) of subclause (3);

       (c) carry on banking or trust business, unless it is licensed to do so under the Banks and Trust Companies Act, 1990;

       (d) carry on business as an insurance or reinsurance company, insurance agent or insurance broker. unless it is licensed under an enactment authorizing it to carry on that business;

       (e) carry on the business of company management unless it is licensed under the Company Management Act, 1990; or

                                                                       [SEAL]

                                       1


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       (f) carry on the business of providing the registered office or the registered agent for companies incorporated in the British Virgin Islands.

   (3) For purposes of paragraph (a) of subclause (2), the Company shall not be treated as carrying on business with persons resident in the British Virgin Islands if

       (a) it makes or maintains deposits with a person carrying on banking business within the British Virgin Islands;

       (b) it makes or maintains professional contact with solicitors, barristers, accountants, bookkeepers, trust companies, administration companies, investment advisers or other similar persons carrying on business within the British Virgin Islands;

       (c) it prepares or maintains books and records within the British Virgin Islands;

       (d) it holds, within the British Virgin Islands, meetings of its directors or members;

       (e) it holds a lease of property for use as an office from which to communicate with members or where books and records of the Company are prepared or maintained;

       (f) it holds shares, debt obligations or other securities in a company incorporated under the International Business Companies Act or under the Companies Act; or

       (g) shares, debt obligations or other securities in the Company are owned by any person resident in the British Virgin Islands or by any company incorporated under the International Business Companies Act or under the Companies Act.

   (4) The Company shall have all such powers as are permitted by law for the time being in force in the British Virgin Islands, irrespective of corporate benefit, to perform all acts and engage in all activities necessary or conducive to the conduct, promotion or attainment of the object of the Company.

CURRENCY

Shares in the Company shall be issued in the currency of the United States of America.

AUTHORIZED CAPITAL

The authorized capital of the Company is US$50,000.00.

                                                                       [SEAL]

                                       2


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                     CLASSES. NUMBER AND PAR VALUE OF SHARES

 7. The authorized capital is made up of two classes of shares of one series each, namely.

    (a) 49,000 Common Shares of $1.00 par value; and

    (b) 1.000 Preference Shares of $1.00 par value.

                DESIGNATIONS, POWERS. PREFERENCES, ETC. OF SHARES

 8. (1) Each Common Share shall carry the right to one vote.

    (2) The Preference Shares shall not carry the right to vote.

    (3) Subject to the foregoing. the designations, powers, preferences, rights, qualifications. limitations and restrictions of each class and series of the shares that the Company is authorized to issue shall be fixed by resolution of directors, but the directors shall not allocate different rights as to voting, dividends. redemption or distributions on liquidation unless the Memorandum of Association creates or shall have been amended to create separate classes of shares and all the aforesaid rights as to voting, dividends, redemption and distributions shall be identical in each separate class

                            VARIATION OF CLASS RIGHTS

 9. If at any time the authorized capital is divided into different classes or series of shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the shares of that class or series) may, whether or not the Company is being wound up, be varied with the consent in writing of the holders of not less than three-fourths of the issued shares of that class or series and of the holders of not less than three-fourths of the issued shares of any other class or series of shares which may be affected by such variation.

               RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

10. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

                                                                          [SEAL]
                                       3


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                       REGISTERED SHARES AND BEARER SHARES

11. Shares may be issued as registered shares or to bearer as may be determined by a resolution of directors.

                 EXCHANGE OF REGISTERED SHARES AND BEARER SHARES

12. Registered shares may be exchanged for bearer shares and bearer shares may be exchanged for registered shares.

                          TRANSFER OF REGISTERED SHARES

13. Subject to the provisions relating to the transfer of shares set forth in the Articles of Association annexed hereto (the "Articles of Association") registered shares in the Company may be transferred subject to the prior or subsequent approval of the Company as evidenced by a resolution of directors or by a resolution of members.

                  SERVICE OF NOTICE ON HOLDERS OF BEARER SHARES

14. Where shares are issued to bearer, the bearer. identified for this purpose by the number of the share certificate, shall be requested to provide the Company with the name and address of an agent for service of any notice, information or written statement required to be given to members, and service upon such agent shall constitute service upon the bearer of such shares until such time as a new name and address for service is provided to the Company. In the absence of such name and address being provided it shall be sufficient for the purposes of service for the Company to publish the notice, information or written statement or a summary thereof in one or more newspapers published or circulated in the British Virgin Islands and in such other place, if any, as the Company shall from time to time by a resolution of directors or a resolution of members determine. The directors of the Company must give sufficient notice of meetings to members holding shares issued to bearer to allow a reasonable opportunity for them to secure or exercise the right or privilege that is the subject of the notice other than the right or privilege to vote, as to which the period of notice shall be governed by the Articles of Association. What amounts to sufficient notice is a matter of fact to be determined after having regard to all the circumstances.

               AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION

15. The Company may amend its Memorandum of Association and Articles of Association by a resolution of members or by a resolution of directors.

                                                                          [SEAL]
                                        4

                                   DEFINITIONS

16. The meanings of words in this Memorandum of Association are as defined in the Articles of Association

    We, HER SERVICES LIMITED, of Craigmuir Chambers, Road Town, Tortola, British Virgin Islands for the purpose of incorporating an International Business Company under the laws of the British Virgin Islands hereby subscribe our name to this Memorandum of Association the 24th day of December, 1996 in the presence of:

Witness                                Subscriber

/s/ CRAIGMUIR CHAMBERS                 /s/ ALI MUDEEN
 .................................     ....................................
Craigmuir Chambers                    Authorized Signatory
Road Town, Tortola                    HWR Services Limited

                                                                          [SEAL]
                                       5

                     TERRITORY OF THE BRITISH VIRGIN ISLANDS

                    THE INTERNATIONAL BUSINESS COMPANIES ACT
                                   (Cap. 291)

                             ARTICLES OF ASSOCIATION
                                       OF
                        AMC INTERNATIONAL HOLDINGS, LTD.

                                   PRELIMINARY

 1. In these Articles, if not inconsistent with the subject or context, the words and expressions standing in the first column of the following table shall bear the meanings set opposite them respectively in the second column thereof.

    Words              Meaning
    -----              -------
    capital            The sum of the aggregate par value of all outstanding
                       shares with par value of the Company and shares with par
                       value held by the Company as treasury shares plus

                       (a) the aggregate of the amounts designated as capital of
                           all outstanding shares without par value of the Company and shares without par value held by the Company as treasury shares, and

                       (b) the amounts as are from time to time transferred from
                           surplus to capital by a resolution of directors.

    member             A person who holds shares in the Company.

    person An individual, a corporation, a trust, the estate of a deceased individual, a partnership or an unincorporated association of persons.

    resolution of      (a) A resolution approved at a duly convened and
    directors              constituted meeting of directors of the Company or of
                           a committee of directors of the Company by the
                           affirmative vote of a simple majority of the
                           directors presents at the meeting who voted and did
                           not abstain; or

                                                                          [SEAL]

                       (b) a resolution consented to in writing by all directors
                           or of all members of the committee, as the case may be;

                       except that where a director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority.

    resolution of      (a) A resolution approved at a duly convened and
    members                constituted meeting of the members of the Company by
                           the affirmative vote of

                           (i) a simple majority of the votes of the shares entitled to vote thereon which were present at the meeting and were voted and not abstained, or

                           (ii) a simple majority of the votes of each class or
                                series of shares which were present at the meeting and entitled to vote thereon as a class or series and were voted and not abstained and of a simple majority of the votes of the remaining shares entitled to vote thereon which were present at the meeting and were voted and not abstained; or

                       (b) a resolution consented to in writing by

                           (i) an absolute majority of the votes of the shares entitled to vote thereon, or

                           (ii) an absolute majority of the votes of each class
                                or series of shares entitled to vote thereon as a class or series and of an absolute majority

                                                                          [SEAL]
                                       2

                                of the votes of the remaining shares entitled to vote thereon;

    securities         Shares and debt obligations of every kind, and options,
                       warrants and rights to acquire shares, or debt
                       obligations.

    surplus The excess, if any, at the time of the determination of the total assets of the Company over the aggregate of its total liabilities, as shown in its books of account, plus the Company's capital.

    the Act The International Business Companies Act (CAP 291) including any modification, extension, re-enactment or renewal thereof and any regulations made thereunder.

    the Memorandum     The Memorandum of Association of the Company as
                       originally framed or as from time to time amended.

    the Seal Any Seal which has been duly adopted as the Seal of the Company.

    these Articles     These Articles of Association as originally framed or as
                       from time to time amended.

    treasury shares    Shares in the Company that were previously issued but
                       were repurchased, redeemed or otherwise acquired by the
                       Company and not cancelled.

 2. "Written" or any term of like import includes words typewritten, printed, painted, engraved, lithographed, photographed or represented or reproduced by any mode of reproducing words in a visible form, including telex, facsimile, telegram, cable or other form of writing produced by electronic communication.

 3. Save as aforesaid any words or expressions defined in the Act shall bear the same meaning in these Articles.

 4. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used in these Articles, it shall equally, where the context admits, include the others.

                                                                          [SEAL]
                                       3

 5. A reference in these Articles to voting in relation to share. shall be construed as a reference to voting by members holding the shares except that it is the votes allocated to the shares that shall be counted and not the number of members who actually voted and a reference to shares being present at a meeting shall be given a corresponding construction.

 6. A reference to money in these Articles is, unless otherwise stated, a reference to the currency in which shares in the Company shall be issued according to the provisions of the Memorandum.

                                REGISTERED SHARES

 7. Every member holding registered shares in the Company shall be entitled to a certificate signed by a director or officer of the Company and under the Seal specifying the share or shares held by him and the signature of the director or officer and the Seal may be facsimiles.

 8. Any member receiving a share certificate for registered shares shall indemnify and hold the Company and its directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a share certificate for registered shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a resolution of directors.

 9. If several persons are registered as joint holders of any shares, any one of such persons may give an effectual receipt for any dividend payable in respect of such shares.

                                  BEARER SHARES

10. Subject to a request for the issue of bearer shares and to the payment of the appropriate consideration for the shares to be issued, the Company may, to the extent authorized by the Memorandum, issue bearer shares to, and at the expense of, such person as shall be specified in the request. Bearer shares may not be issued for debt obligations, promissory notes or other obligations to contribute money or property and registered shares issued for debt obligations, promissory notes or other obligations to contribute money or property shall not be exchanged for bearer shares unless such debt obligations, promissory notes or other obligations to contribute money or property have been satisfied. The Company may also upon receiving a request in writing accompanied by the share certificate for the shares in question, exchange registered shares for bearer shares or may exchange bearer shares for registered shares. Such request served on the Company by the holder of bearer shares shall specify the name and address of the person to be registered and unless the request is delivered in person by

                                                                          [SEAL]
                                       4
    the bearer shall be authenticated as hereinafter provided. Such request served on the Company by the holder of bearer shares shall also be accompanied by any coupons or talons which at the date of such delivery have not become due for payment of dividends or any other distribution by the Company to the holders of such shares. Following such exchange the share certificate relating to the exchanged shares shall be delivered as directed by the member requesting the exchange.

11. Bearer share certificates shall be under the Seal and shall state that the bearer is entitled to the shares therein specified, and may provide by coupons, talons or otherwise for the payment of dividends or other moneys on the shares included therein.

12. Subject to the provisions of the Act and of these Articles, the bearer of a bearer share certificate shall be deemed to be a member of the Company and shall be entitled to the same rights and privileges as he would have had if his name had been included in the share register of the Company as the holder of the shares.

13. Subject to any specific provisions in these Articles, in order to exercise his rights as a member of the Company, the bearer of a bearer share certificate shall produce the bearer share certificate as evidence of his membership of the Company. Without prejudice to the generality of the foregoing, the following rights may be exercised in the following manner:

    (a) for the purpose of exercising his voting rights at a meeting, the bearer of a bearer share certificate shall produce such certificate to the chairman of the meeting;

    (b) for the purpose of exercising his vote on a resolution in writing, the bearer of a bearer share certificate shall cause his signature to any such resolution to be authenticated as hereinafter set forth;

    (c) for the purpose of requisitioning a meeting of members, the bearer of a bearer share certificate shall address his requisition to the directors and his signature thereon shall be duly authenticated as hereinafter provided; and

    (d) for the purpose of receiving dividends, the bearer of a bearer share certificate shall present at such places as may be designated by the directors any coupons or talons issued for such purpose, or shall present the bearer share certificate to any paying agent authorized to pay dividends.

14. The signature of the bearer of a bearer share certificate shall be deemed to be duly authenticated if the bearer of the bearer share certificate shall produce such certificates

                                                                          [SEAL]
                                        5
    to a notary public or a bank manager or a director or officer of the Company (herein referred to as an "authorized person") and the authorized person endorses the document bearing such signature with a statement:

    (a) identifying the bearer share certificate produced to him by number and date and specifying the number of shares and the class of shares (if appropriate) comprised therein;

    (b) confirming that the signature of the bearer of the bearer share certificate was subscribed in his presence and that if the bearer is representing a body corporate he has so acknowledged and has produced satisfactory evidence thereof; and

    (c) specifying the capacity in which he is qualified as an authorized person and, if a notary public, affixing his seal thereto or, if a bank manager, attaching an identifying stamp of the bank of which he is a manager.

15. Notwithstanding any other provisions of these Articles, at any time, the bearer of a bearer share certificate may deliver the certificate for such shares into the custody of the Company at its registered office, whereupon the Company shall issue a receipt therefor under the Seal signed by a director or officer identifying by name and address the person delivering such certificate and specifying the date and number of the bearer share certificate so deposited and the number of shares comprised therein. Any such receipt may be used by the person named therein for the purpose of exercising the rights vested in the shares represented by the bearer share certificate so deposited including the right to appoint a proxy. Any bearer share certificate so deposited shall be returned to the person named in the receipt or his personal representative if such person be dead and thereupon the receipt issued therefor shall be of no further effect whatsoever and shall be returned to the Company for cancellation or, if it has been lost or mislaid, such indemnity as may be required by resolution of directors shall be given to the Company.

16. The bearer of a bearer share certificate shall for all purposes be deemed to be the owner of the shares comprised in such certificate and in no circumstances shall the Company or the chairman of any meeting of members or the Company's registrars or any director or officer of the Company or any authorized person be obliged to inquire into the circumstances whereby a bearer share certificate came into the hands of the bearer thereof, or to question the validity or authenticity of any action taken by the bearer of a bearer share certificate whose signature has been authenticated as provided herein.

17. If the bearer of a bearer share certificate shall be a corporation, then all the rights exercisable by virtue of such shareholding may be exercised by an individual duly

                                                                          [SEAL]
                                       6
    authorized to represent the corporation but unless such individual shall acknowledge that he is representing a corporation and shall produce upon request satisfactory evidence that he is duly authorized to represent the corporation, the individual shall for all purposes hereof be regarded as the holder of the shares in any bearer share certificate held by him.

18. The directors may provide for payment of dividends to the holders of bearer shares by coupons or talons and in such event the coupons or talons shall be in such form and payable at such time and in such place or places as the directors shall resolve. The Company shall be entitled to recognize the absolute right of the bearer of any coupon or talon issued as aforesaid to payment of the dividend to which it relates and delivery of the coupon or talon to the Company or its agents shall constitute in all respects a good discharge of the Company in respect of such dividend.

19. If any bearer share certificate, coupon or talon be worn out or defaced, the directors may, upon the surrender thereof for cancellation, issue a new one in its stead, and if any bearer share certificate, coupon or talon be lost or destroyed, the directors may upon the loss or destruction being established to their satisfaction, and upon such indemnity being given to the Company as it shall by resolution of directors determine, issue a new bearer share certificate in its stead, and in either case on payment of such sum as the Company may from time to time by resolution of directors require. In case of loss or destruction the person to whom such new bearer share certificate, coupon or talon is issued shall also bear and pay to the Company all expenses incidental to the investigation by the Company of the evidence of such loss or destruction and to such indemnity.

                 SHARES, AUTHORIZED CAPITAL, CAPITAL AND SURPLUS

20. Subject to the provisions of these Articles and any resolution of members, the unissued shares of the Company shall be at the disposal of the directors who may, without limiting or affecting any rights previously conferred on the holders of any existing shares or class or series of shares, offer, allot, grant options over or otherwise dispose of shares to such persons, at such times and upon such terms and conditions as the Company may by resolution of directors determine.

21. No share in the Company may be issued until the consideration in respect thereof is fully paid, and when issued the share is for all purposes fully paid and non-assessable save that a share issued for a promissory note or other written obligation for payment of a debt may be issued subject to forfeiture in the manner prescribed in these Articles.

                                                                          [SEAL]
                                       7

22. Shares in the Company shall be issued for money, services rendered, personal property, an estate in real property, a promissory note or other binding obligation to contribute money or property or any combination of the foregoing as shall be determined by a resolution of directors.

23. Shares in the Company may be issued for such amount of consideration as the directors may from time to time by resolution of directors determine, except that in the case of shares with par value, the amount shall not be less than the par value, and in the absence of fraud the decision of the directors as to the value of the consideration received by the Company in respect of the issue is conclusive unless a question of law is involved. The consideration in respect of the shares constitutes capital to the extent of the par value and the excess constitutes surplus.

24. A share issued by the Company upon conversion of, or in exchange for, another share or a debt obligation or other security in the Company, shall be treated for all purposes as having been issued for money equal to the consideration received or deemed to have been received by the Company in respect of the other share, debt obligation or security.

25. Treasury shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with these Articles) as the Company may by resolution of directors determine.

26. The Company may issue fractions of a share and a fractional share shall have the same corresponding fractional liabilities, limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a whole share of the same class or series of shares.

27. Upon the issue by the Company of a share without par value, if an amount is stated in the Memorandum to be authorized capital represented by such shares then each share shall be issued for no less than the appropriate proportion of such amount which shall constitute capital, otherwise the consideration in respect of the share constitutes capital to the extent designated by the directors and the excess constitutes surplus, except that the directors must designate as capital an amount of the consideration that is at least equal to the amount that the share is entitled to as a preference, if any, in the assets of the Company upon liquidation of the Company.

28. The Company may purchase, redeem or otherwise acquire and hold its own shares but only out of surplus or in exchange for newly issued shares of equal value.

29.  Subject to provisions to the contrary in

     (a) the Memorandum or these Articles;

                                                                          [SEAL]

     (b) the designations, powers, preferences, rights, qualifications, limitations and restrictions with which the shares were issued; or

     (c) the subscription agreement for the issue of the shares,

     the Company may not purchase, redeem or otherwise acquire its own shares without the consent of members whose shares are to be purchased, redeemed or otherwise acquired.

30. No purchase, redemption or other acquisition of shares shall be made unless the directors determine that immediately after the purchase, redemption or other acquisition the Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and the realizable value of the assets of the Company will not be less than the sum of its total liabilities, other than deferred taxes, as shown in the books of account, and its capital and, in the absence of fraud, the decision of the directors as to the realizable value of the assets of the Company is conclusive, unless a question of law is involved.

31. A determination by the directors under the preceding Regulation is not required where shares are purchased, redeemed or otherwise acquired

     (a) pursuant to a right of a member to have his shares redeemed or to have his shares exchanged for money or other property of the Company;

     (b) by virtue of a transfer of capital pursuant to Regulation 59;

     (c) by virtue of the provisions of Section 83 of the Act; or

     (d) pursuant to an order of the Court.

32. Shares that the Company purchases, redeems or otherwise acquires pursuant to the preceding Regulation may be cancelled or held as treasury shares except to the extent that such shares are in excess of 80 percent of the issued shares of the Company in which case they shall be cancelled but they shall be available for reissue.

33. Where shares in the Company are held by the Company as treasury shares or are held by another company of which the Company holds, directly or indirectly, shares having more than 50 percent of the votes in the election of directors of the other company, such shares of the Company are not entitled to vote or to have dividends paid thereon and shall not be treated as outstanding for any purpose except for purposes of determining the capital of the Company.

34. The Company may purchase, redeem or otherwise acquire its shares at a price lower than the fair value if permitted by, and then only in accordance with, the terms of

                                                                          [SEAL]

     (a) the Memorandum or these Articles; or

     (b) a written agreement for the subscription for the shares to be purchased, redeemed or otherwise acquired.

35. The Company may by a resolution of directors include in the computation of surplus for any purpose the unrealized appreciation of the assets of the Company, and, in the absence of fraud, the decision of the directors as to the value of the assets is conclusive, unless a question of law is involved.

                   MORTGAGES AND CHARGES OF REGISTERED SHARES

36. Members may mortgage or charge their registered shares in the Company and upon satisfactory evidence thereof the Company shall give effect to the terms of any valid mortgage or charge except insofar as it may conflict with any requirements herein contained for consent to the transfer of shares.

37. In the case of the mortgage or charge of registered shares there may be entered in the share register of the Company at the request of the registered holder of such shares

     (a) a statement that the shares are mortgaged or charged;

     (b) the name of the mortgagee or chargee; and

     (c) the date on which the aforesaid particulars are entered in the share register.

38. Where particulars of a mortgage or charge are registered, such particulars shall be cancelled

     (a) with the consent of the named mortgagee or chargee or anyone authorized to act on his behalf; or

     (b) upon evidence satisfactory to the directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the directors shall consider necessary or desirable.

     Whilst particulars of a mortgage or charge are registered, no transfer of any share comprised therein shall be effected without the written consent of the named mortgagee or chargee or anyone authorized to act on his behalf.

                                   FORFEITURE

     When shares issued for a promissory note or other written obligation for payment of a debt have been issued subject to forfeiture, the following provisions shall apply.

                                                                          [SEAL]

41. Written notice specifying a date for payment to be made and the shares in respect of which payment is to be made shall be served on the member who defaults in making payment pursuant to a promissory note or other written obligations to pay a debt.

42.  The written notice specifying a date for payment shall

     (a) name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which payment required by the notice is to be made; and

     (b) contain a statement that in the event of non-payment at or before the time named in the notice the shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

43. Where a written notice has been issued and the requirements have not been complied with within the prescribed time, the directors may at any time before tender of payment forfeit and cancel the shares to which the notice relates.

44. The Company is under no obligation to refund any moneys to the member whose shares have been forfeited and cancelled pursuant to these provisions. Upon forfeiture and cancellation of the shares the member is discharged from any further obligation to the Company with respect to the shares forfeited and cancelled.

                                      LIEN

45. The Company shall have a first and paramount lien on every share issued for a promissory note or for any other binding obligation to contribute money or property or any combination thereof to the Company, and the Company shall also have a first and paramount lien on every share standing registered in the name of a member, whether singly or jointly with any other person or persons, for all the debts and liabilities of such member or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such member, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such member or his estate and any other person, whether a member of the Company or not. The Company's lien on a share shall extend to all dividends payable thereon. The directors may at any time either generally, or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Regulation.

46. In the absence of express provisions regarding sale in the promissory note or other binding obligation to contribute money or property, the Company may sell, in such manner as the directors may by resolution of directors determine, any

                                                                          [SEAL]
     share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of twenty-one days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.

47. The net proceeds of the sale by the Company of any shares on which it has a lien shall be applied in or towards payment of discharge of the promissory note or other binding obligation to contribute money or property or any combination thereof in respect of which the lien exists so far as the same is presently payable and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the holder of the share immediately before such sale. For giving effect to any such sale the directors may authorize some person to transfer the share sold to the purchaser thereof. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

                               TRANSFER OF SHARES

48. Subject to any limitations in the Memorandum, registered shares in the Company may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, but in the absence of such written instrument of transfer the directors may accept such evidence of a transfer of shares as they consider appropriate.

49. The Company shall not be required to treat a transferee of a registered share in the Company as a member until the transferee's name has been entered in the share register.

50. Subject to any limitations in the Memorandum, the Company must on the application of the transferor or transferee of a registered share in the Company enter in the share register the name of the transferee of the share save that the registration of transfers may be suspended and the share register closed at such times and for such periods as the company may from time to time by resolution of directors determine provided always that such registration shall not be suspended and the share register closed for more than 60 days of any period of 12 months.

                             TRANSMISSION OF SHARES

51. The executor or administrator of a deceased member, the guardian of an incompetent member or the trustee of a bankrupt member shall be the only person recognized by the Company as having any title to his share but they shall not

                                                                          [SEAL]
     be entitled to exercise any rights as a member of the, Company until they have proceeded as set forth in the next following three Regulations.

52. The production to the Company of any document which is evidence of probate of the will, or letters of administration of the estate, or confirmation as executor, of a deceased member or of the appointment of a guardian of an incompetent member or the trustee of a bankrupt member shall be accepted by the Company even if the deceased, incompetent or bankrupt member is domiciled outside the British Virgin Islands if the document evidencing the grant of probate or letters of administration, confirmation as executor, appointment as guardian or trustee in bankruptcy is issued by a foreign court which had competent jurisdiction in the matter. For the purpose of establishing whether or not a foreign court had competent jurisdiction in such a matter the directors may obtain appropriate legal advice. The directors may also require an indemnity to be given by the executor, administrator, guardian or trustee in bankruptcy.

53. Any person becoming entitled by operation of law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence.being produced as may reasonably be required by the directors. An application by any such person to be registered as a member shall for all purposes be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the directors shall treat it as such.

54. Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as the transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

55. What amounts to incompetence on the part of a person is a matter to be determined by the court having regard to all the relevant evidence and the circumstances of the case.

             REDUCTION OR INCREASE IN AUTHORIZED CAPITAL OR CAPITAL

56. The Company may by a resolution of directors amend the Memorandum to increase or reduce its authorized capital and in connection therewith the Company may in respect of any unissued shares increase or reduce the number of such shares, increase or reduce the par value of any such shares or effect any combination of the foregoing.

57.  The Company may amend the Memorandum to

     (a) divide the shares, including issued shares, of a class or series into a larger number of shares of the same class or series; or

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     (b) combine the shares, including issued shares, of a class or series into a smaller number of shares of the same class or series,

         provided, however, that where shares are divided or combined under (a) or (b) of this Regulation, the aggregate par value of the new shares must be equal to the aggregate par value of the original shares.

58. The capital of the Company may by a resolution of directors be increased by transferring an amount of the surplus of the Company to capital.

59. Subject to the provision. of the two next succeeding Regulations, the capital of the Company may by resolution of directors be reduced by transferring an amount of the capital of the Company to surplus.

60. No reduction of capital shall be effected that reduces the capital of the Company to an amount that immediately after the reduction is less than the aggregate par value of all outstanding shares with par value and all shares with par value held by the Company as treasury shares and the aggregate of the amounts designated as capital of all outstanding shares without par value and all shares without par value held by the Company as treasury shares that are entitled to a preference, if any, in the assets of the Company upon liquidation of the Company.

61. No reduction of capital shall be effected unless the directors determine that immediately after the reduction the Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and that the realizable assets of the Company will not be less than its total liabilities, other than deferred taxes, as shown in the books of the Company and its remaining capital, and, in the absence of fraud, the decision of the directors as to the realizable value of the assets of the Company is conclusive, unless a question of law is involved.

                       MEETINGS AND CONSENTS OF MEMBERS

     The directors of the Company may convene meetings of the members of the Company at such times and in such manner and places within or outside the British Virgin Islands as the directors consider necessary or desirable.

     Upon the written request of members holding 10 percent or more of the outstanding voting shares in the Company the directors shall convene a meeting of members.

     The directors shall give not less than 7 days notice of meetings of members to those persons whose names on the date the notice is given appear as members in the share register of the Company and are entitled to vote at the meeting.


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65.  The directors may fix the date notice is given of a meeting of members as the record date for determining those shares that are entitled to vote at the meeting.

66.  A meeting of members may be called on short notice:

     (a) if members holding not less than 90 percent of the total number of shares entitled to vote on all matters to be considered at the meeting, or 90 percent of the votes of each class or series of shares where members are entitled to vote thereon as a class or series together with not less than a 90 percent majority of the remaining votes, have agreed to short notice of the meeting, or

     (b) if all members holding shares entitled to vote on all or any matters to be considered at the meeting have waived notice of the meeting and for this purpose presence at the meeting shall be deemed to constitute waiver.

67. The inadvertent failure of the directors to give notice of a meeting to a member, or the fact that a member has not received notice, does not invalidate the meeting.

68. A member may be represented at a meeting of members by a proxy who may speak and vote on behalf of the member.

69. The instrument appointing a proxy shall be produced at the place appointed for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

70. An instrument appointing a proxy shall be in substantially the following form or such other form as the Chairman of the meeting shall accept as properly evidencing the wishes of the member appointing the proxy.

                                (Name of Company)

     I/We                                            being a member of the above
     Company with         shares HEREBY APPOINT
     of                                  or failing him
     of                                   to be my/our proxy to vote
     for me/us at the meeting of members to be held on the day of and at any adjournment thereof.

     (Any restrictions on voting to be inserted here.)

Signed this         day of

 ....................................
Member

71.  The following shall apply in respect of joint ownership of shares:



                                                                          [SEAL]

                                       15




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



     (a) if two or more persons hold shares jointly each of them may be present in person or by proxy at a meeting of members and may speak as a member;

     (b) if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners, and

     (c) if two or more of the joint owners are present in person or by proxy they must vote as one.

72. A member shall be deemed to be present at a meeting of members if he participates by telephone or other electronic means and all members participating in the meeting are able to hear each other.

73. A meeting of members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 percent of the votes of the shares or class or series of shares entitled to vote on resolutions of members to be considered at the meeting. If a quorum be present, notwithstanding the fact that such quorum may be represented by only one person then such person may resolve any matter and a certificate signed by such person accompanied where such person be a proxy by a copy of the proxy form shall constitute a valid resolution of members.

74. If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the next business day at the same time and place or to such other time and place as the directors may determine, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the shares or each class or series of shares entitled to vote on the resolutions to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

75. At every meeting of members, the Chairman of the Board of Directors shall preside as chairman of the meeting. If there is no Chairman of the Board of Directors or if the Chairman of the Board of Directors is not present at the meeting, the members present shall choose some one of their number to be the chairman. If the members are unable to choose a chairman for any reason, then the person representing the greatest number of voting shares present in person or by prescribed form of proxy at the meeting shall preside as chairman failing which the oldest individual or representative of a member present shall take the chair.


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                                       16




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



76. The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

77. At any meeting of the members the chairman shall be responsible for deciding in such manner as he shall consider appropriate whether any resolution has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes thereof. If the chairman shall have any doubt as to the outcome of any resolution put to the vote, he shall cause a poll to be taken of all votes cast upon such resolution, but if the chairman shall fail to take a poll then any member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall thereupon cause a poll to be taken. If a poll is taken at any meeting, the result thereof shall be duly recorded in the minutes of that meeting by the chairman.

78. Any person other than an individual shall be regarded as one member and subject to the specific provisions hereinafter contained for the appointment of representatives of such persons the right of any individual to speak for or represent such member shall be determined by the law of the jurisdiction where, and by the documents by which, the person is constituted or derives its existence. In case of doubt, the directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any member.

79. Any person other than an individual which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company, and the person so authorized shall be entitled to exercise the same powers on behalf of the person which he represents as that person could exercise if it were an individual member of the Company.

80. The chairman of any meeting at which a vote is cast by proxy or on behalf of any person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such person shall be disregarded.

81. Directors of the Company may attend and speak at any meeting of members of the Company and at any separate meeting of the holders of any class or series of shares in the Company.



                                                                          [SEAL]

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


82. An action that may be taken by the members at a meeting may also be taken by a resolution of members consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication, without the need for any notice, but if any resolution of members is adopted otherwise than by the unanimous written consent of all members, a copy of such resolution shall forthwith be sent to all members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more members.

                                    DIRECTORS

83. The first directors of the Company shall be appointed by the subscribers to the Memorandum; and thereafter, the directors shall be elected by the members for such term as the members determine.

84. The minimum number of directors shall be one and the maximum number shall be 7.

85. Each director shall hold office for the term, if any, fixed by resolution of members or until his earlier death, resignation or removal.

86. A director may be removed from office, with or without cause, by a resolution of members or, with cause, by a resolution of directors.

87. A director may resign his office by giving written notice of his resignation to the Company and the resignation shall have effect from the date the notice is received by the Company or from such later date as may be specified in the notice.

88. The directors may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors. A vacancy occurs through the death, resignation or removal of a director, but a vacancy or vacancies shall not be deemed to exist where one or more directors shall resign after having appointed his or their successor or successors.

89. The Company may determine by resolution of directors to keep a register of directors containing

     (a) the names and addresses of the persons who are directors of the Company;

     (b) the date on which each person whose name is entered in the register was appointed as a director of the Company; and

     (c) the date on which each person named as a director ceased to be a director of the Company.

                                                                          [SEAL]

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


90. If the directors determine to maintain a register of directors, a copy thereof shall be kept at the registered office of the Company and the Company may determine by resolution of directors to register a copy of the register with the Registrar of Companies.

91. With the prior or subsequent approval by a resolution of members, the directors may, by a resolution of directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.

92. A director shall not require a share qualification and may be an individual or a company.

                               POWERS OF DIRECTORS

93. The business and affairs of the Company shall be managed by the directors who may pay all expenses incurred preliminary to and in connection with the formation and registration of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or these Articles required to be exercised by the members of the Company, subject to any delegation of such powers as may be authorized by these Articles and to such requirements as may be prescribed by a resolution of members; but no requirement made by a resolution of members shall prevail if it be inconsistent with these Articles nor shall such requirement invalidate any prior act of the directors which would have been valid if such requirement had not been made.

94. The directors may, by a resolution of directors, appoint any person, including a person who is a director, to be an officer or agent of the Company. The resolution of directors appointing an agent may authorize the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

95. Every officer or agent of the Company has such powers and authority of the directors, including the power and authority to affix the Seal, as are set forth in these Articles or in the resolution of directors appointing the officer or agent, except that no officer or agent has any power or authority with respect to the matters requiring a resolution of directors under the Act.

96. Any director which is a body corporate may appoint any person its duly authorized representative for the purpose of representing it at meetings of the Board of Directors or with respect to unanimous written consents.

97. The continuing directors may act notwithstanding any vacancy in their body, save that if their number is reduced to their knowledge below the number fixed by or pursuant to these Articles as the necessary quorum for a meeting of directors,

                                                                          [SEAL]
     the continuing directors or director may act only for the purpose of appointing directors to fill any vacancy that has arisen or for summoning a meeting of members.

98. The directors may by resolution of directors exercise all the powers of the Company to borrow money and to mortgage or charge its undertakings and property or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

99. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by resolution of directors.

100. The Company may determine by resolution of directors to maintain at its registered office a register of mortgages, charges and other encumbrances in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance:

     (a) the sum secured;

     (b) the assets secured;

     (c) the name and address of the mortgagee, chargee or other encumbrances;

     (d) the date of creation of the mortgage, charge or other encumbrance; and

     (e) the date on which the particulars specified above in respect of the mortgage, charge or other encumbrance are entered in the register.

101. The Company may further determine by a resolution of directors to register a copy of the register of mortgages, charges or other encumbrances with the Registrar of Companies.

                            PROCEEDINGS OF DIRECTORS

102. The directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the directors may determine to be necessary or desirable.

103. A director shall be deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

                                                                          [SEAL]

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


104. A director shall be given not less than 3 days notice of meetings of directors, but a meeting of directors held without 3 days notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend, waive notice of the meeting and for this purpose, the presence of a director at a meeting shall constitute waiver on his part. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

105. A director may by a written instrument appoint an alternate who need not be a director and an alternate is entitled to attend meetings in the absence of the director who appointed him and to vote or consent in place of the director.

106. A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of directors, unless there are only 2 directors in which case the quorum shall be 2.

107. If the Company shall have only one director the provisions herein contained for meetings of the directors shall not apply but such sole director shall have full power to represent and act for the Company in all matters as are not by the Act or the Memorandum or these Articles required to be exercised by the members of the Company and in lieu of minutes of a meeting shall record in writing and sign a note or memorandum of all matters requiring a resolution of directors. Such a note or memorandum shall constitute sufficient evidence of such resolution for all purposes.

108. At every meeting of the directors the Chairman of the Board of Directors shall preside as chairman of the meeting. If there is no Chairman of the Board of Directors or if the Chairman of the Board of Directors is not present at the meeting the Vice-Chairman of the Board of Directors shall preside. If there is no Vice-Chairman of the Board of Directors or if the Vice-Chairman of the Board of Directors is not present at the meeting the directors present shall choose some one of their number to be chairman of the meeting.

109. An action that may be taken by the directors or a committee of directors at a meeting may also be taken by a resolution of directors or a committee of directors consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication by all directors or all members of the committee as the case may be, without the need for any notice. The consent may be in th form of counterparts, each counterpart being signed by one or more directors.

110. The directors shall cause the following corporate records to be kept:

                                                                          [SEAL]

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


     (a) minutes of all meetings of directors, members, committees of directors, committees of officers and committees of members;

     (b) copies of all resolutions consented to by directors, members, committees of directors, committees of officers and committees of members; and

     (c) such other accounts and records as the directors by resolution of directors consider necessary or desirable in order to reflect the financial position of the Company.

111. The books, records and minutes shall be kept at the registered office of the Company, its principal place of business or at such other place as the directors determine.

112. The directors may, by resolution of directors, designate one or more committees, each consisting of one or more directors.

113. Each committee of directors has such powers and authorities of the directors, including the power and authority to affix the Seal, as are set forth in the resolution of directors establishing the committee, except that no committee has any power or authority to amend the Memorandum or these Articles, to appoint directors or fix their emoluments, or to appoint officers or agents of the Company.

114. The meetings and proceedings of each committee of directors consisting of 2 or more directors shall be governed mutatis mutandis by the provisions of these Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the resolution establishing the committee.

                                    OFFICERS

115. The Company may by resolution of directors appoint officers of the Company at such times as shall be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Vice-Chairman of the Board of Directors, a President and one or more Vice-Presidents, Secretaries and Treasurers and such other officers as may from time to time be deemed desirable. Any number of offices may be held by the same person.

116. The officers shall perform such duties as shall be prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by resolution of directors or resolution of members, but in the absence of any specific allocation of duties it shall be the responsibility of the Chairman of the Board of Directors to preside at meetings of directors and members, the Vice-Chairman to act in the absence of the Chairman, the President to manage the day to day affairs of the Company, the Vice-Presidents to act in order of seniority in the

                                                                          [SEAL]
     absence of the President but otherwise to perform such duties as may be delegated to them by the President, the Secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the Treasurer to be responsible for the financial affairs of the Company.

117. The emoluments of all officers shall be fixed by resolution of directors.

118. The officers of the Company shall hold office until their successors are duly elected and qualified, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by resolution of directors. Any vacancy occurring in any office of the Company may be filled by resolution of directors.

                             CONFLICT OF INTERESTS

119. No agreement or transaction between the Company and one or more of its directors or any person in which any director has a financial interest or to whom any director is related, including as a director of that other person, is void or voidable for this reason only or by reason only that the director is present at the meeting of directors or at the meeting of the committee of directors that approves the agreement or transaction or that the vote or consent of the director is counted for that purpose if the material facts of the interest of each director in the agreement or transaction and his interest in or relationship to any other party to the agreement or transaction are disclosed in good faith or are known by the other directors.

120. A director who has an interest in any particular business to be considered at a meeting of directors or members may be counted for.purposes of determining whether the meeting is duly constituted.

                                INDEMNIFICATION

121. Subject to the limitations hereinafter provided the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who

     (a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, an officer or a liquidator of the Company; or

                                                                        [SEAL]

     (b) is or was, at the request of the Company, serving as a director, officer or liquidator of, or in any other capacity is or wan acting for, another company or a partnership, joint venture, trust or other enterprise.

122. The Company may only indemnify a person if the person acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful.

123. The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of these Articles, unless a question of law is involved.

124. The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

125. If a person to be indemnified has been successful in defence of any proceedings referred to above the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

126. The Company may purchase and maintain insurance in relation to any person who is or was a director, an officer or a liquidator of the Company, or who at the request of the Company is or was serving as a director, an officer or a liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in these Articles.

127. The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by resolution of directors. The directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the Registered
     Office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of a director or any other person so authorized from time to time by resolution of directors. Such authorization may be before or after the Seal is affixed, may be general or specific and

                                                                        [SEAL]
     may refer to any number of scalings. The Directors may provide for a facsimile of the Seal and of the signature of any director or authorized person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been signed as hereinbefore described.

                                    DIVIDENDS

128. The Company may by a resolution of directors declare and pay dividends in money, shares, or other property, but dividends shall only be declared and paid out of surplus. In the event that dividends are paid in specie the directors shall have responsibility for establishing and recording in the resolution of directors authorizing the dividends, a fair and proper value for the assets to be so distributed.

129. The directors may from time to time pay to the members such interim dividends as appear to the directors to be justified by the profits of the Company.

130. The directors may, before declaring any dividend, set aside out of the profits of the Company such sum as they think proper as a reserve fund, and may invest the sum so set aside as a reserve fund upon such securities as they may select.

131. No dividend shall be declared and paid unless the directors determine that immediately after the payment of the dividend the Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and the realizable value of the assets of the Company will not be less than the sum of its total liabilities, other than deferred taxes, as shown in its books of account, and its capital. In the absence of fraud, the decision of the directors as to the realizable value of the assets of the Company is conclusive, unless a question of law is involved.

132. Notice of any dividend that may have been declared shall be given to each member in manner hereinafter mentioned and all dividends unclaimed for 3 years after having been declared may be forfeited by resolution of directors for the benefit of the Company.

133. No dividend shall bear interest as against the Company and no dividend shall be paid on treasury shares or shares held by another company of which the Company holds, directly or indirectly, shares having more than 50 percent of the vote in electing directors.

134. A share issued as a dividend by the Company shall be treated for all purposes as having been issued for money equal to the surplus that is transferred to capital upon the issue of the share.

                                                                        [SEAL]

135. In the case of a dividend of authorized but unissued shares with par value, an amount equal to the aggregate par value of the shares shall be transferred from surplus to capital at the time of the distribution.

136. In the case of a dividend of authorized but unissued shares without par value, the amount designated by the directors shall be transferred from surplus to capital at the time of the distribution, except that the directors must designate as capital an amount that is at least equal to the amount that the shares are entitled to as a preference, if any, in the assets of the Company upon liquidation of the Company.

137. A division of the issued and outstanding shares of a class or series of shares into a larger number of shares of the same class or series having a proportionately smaller par value does not constitute a dividend of shares.

                               ACCOUNTS AND AUDIT

138. The Company may by resolution of members call for the directors to prepare periodically a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for the financial period and a true and fair view of the state of affairs of the Company as at the end of the financial period.

139. The Company may by resolution of members call for the accounts to be examined by auditors.

140. The first auditors shall be appointed by resolution of directors; subsequent auditors shall be appointed by a resolution of members.

141. The auditors may be members of the Company but no director or other officer shall be eligible to be an auditor of the Company during his continuance in office.

142. The remuneration of the auditors of the Company

     (a) in the case of auditors appointed by the directors, may be fixed by resolution of directors; and

     (b) subject to the foregoing, shall be fixed by resolution of members or in such manner as the Company may by resolution of members determine.

143. The auditors shall examine each profit and loss account and balance sheet required to be served on every member of the Company or laid before a meeting of the members of the Company and shall state in a written report whether or not

                                                                        [SEAL]

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     (a) in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the state of affairs of the Company at the end of that period; and

     (b) all the information and explanations required by the auditors have been obtained.

144. The report of the auditors shall be annexed to the accounts and shall be read at the meeting of members at which the accounts are laid before the Company or shall be served on the members.

145. Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

146. The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of members of the Company at which the Company's profit and loss account and balance sheet are to be presented.

                                     NOTICES

147. Any notice, information or written statement to be given by the Company to members may be served in the case of members holding registered shares in any way by which it can reasonably be expected to reach each member or by mail addressed to each member at the address shown in the share register and in the case of members holding shares issued to bearer, in the manner provided in the Memorandum.

148. Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

149. Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

                                                                        [SEAL]

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                       PENSION AND SUPERANNUATION FUNDS

150. The directors may establish and maintain or procure the establishment and maintenance of any non-contributory or contributory pension or superannuation funds for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to, any persons who are or were at any time in the employment or service of the Company or any company which is a subsidiary of the Company or in allied to or associated with the Company or with any such subsidiary, or who are or were at any time directors or officers of the Company or of any such other company as aforesaid or who hold or held any salaried employment or office in the Company or such other company, or any persons in whose welfare the Company or any such other company as aforesaid is or has been at any time interested, and to the wives, widows, families and dependents of any such person, and may make payments for or towards the insurance of any such persons as aforesaid, and may do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. Subject always to the proposal being approved by resolution of members, a director holding any such employment or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension allowance or emolument.

                                   ARBITRATION

151. Whenever any difference arises between the Company on the one hand and any of the members or their executors, administrators or assigns on the other hand, touching the true intent and construction or the incidence or consequences of these Articles or of the Act, touching anything done or executed, omitted or suffered in pursuance of the Act or touching any breach or alleged breach or otherwise relating to the premises or to these Articles, or to any Act or Ordinance affecting the Company or to any of the affairs of the Company such difference shall, unless the parties agree to refer the same to a single arbitrator, be referred to 2 arbitrators one to be chosen by each of the parties to the difference and the arbitrators shall before entering on the reference appoint an umpire.

152. If either party to the reference makes default in appointing an arbitrator either originally or by way of substitution (in the event that an appointed arbitrator shall die, be incapable of acting or refuse to act) for 10 days after the other party has given him notice to appoint the same, such other party may appoint an arbitrator to act in the place of the arbitrator of the defaulting party.

                      VOLUNTARY WINDING UP AND DISSOLUTION

153. The Company may voluntarily commence to wind up and dissolve by a resolution of members but if the Company has never issued shares it may voluntarily commence to wind up and dissolve by resolution of directors.

                                                                        [SEAL]

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                                 CONTINUATION

154. The Company may by resolution of members or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

     We, HWR SERVICES LIMITED, of Craigmuir Chambers, Road Town, Tortola, British Virgin Islands for the purpose of incorporating an International Business Company under the laws of the British Virgin Islands hereby subscribe our name to these Articles of Association the 24th December, 1996 in the presence of:

Witness                                       Subscriber



Craigmuir Chambers                            [signature illegible]
 .............................                 .............................
Craigmuir Chambers                            Authorized Signatory
Road Town, Tortola                            HWR Services Limited

                                                                        [SEAL]

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                                                                    SCHEDULE 2.9
                        AMC INTERNATIONAL HOLDINGS LTD.

                             DIRECTOR/OFFICER LIST


Edward J. Tobin, Director and President
Steven A. Saide, Secretary





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                                             September 1, 1997

Board of Directors
AMC International Holdings, Ltd.
245 Park Avenue
New York, NY 10019

     I hereby resign as Director and President of AMC International Holdings, Ltd., a British Virgin Islands company (the "Company"), and in every other fiduciary capacity in which I serve the Company. Such resignation shall be effective as of September 1, 1997.

                                       Sincerely,

                                       /s/ Edward J. Tobin

                                       Edward J. Tobin




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


                                             September 1, 1997

Board of Directors
AMC International Holdings, Ltd.
245 Park Avenue
New York, NY 10019

     I hereby resign as Secretary of AMC International Holdings, Ltd., a British Virgin Islands company (the "Company"), and in every other fiduciary capacity in which I serve the Company. Such resignation shall be effective as of September 1, 1997.

                                       Sincerely,

                                       /s/ Steven A. Saide

                                       Steven A. Saide



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